10.3 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and Stegram Pharmaceuticals Limited.

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("STATE LAWS") OR ANY SECURITIES LAWS OF JURISDICTIONS OUTSIDE OF THE UNITED STATES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT COVERING THE SECURITIES, OR (2) UPON DELIVERY TO THE ISSUER OF AN OPINION OF U.S. COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT REGISTRATION PURSUANT TO AN EXEMPTION FROM THE REGISTRATION WHICH IS IN COMPLIANCE WITH THE SECURITIES ACT.

                           PURCHASE AND SALE AGREEMENT
                                   WITH PROXY

      This PURCHASE AND SALE AGREEMENT WITH PROXY ("AGREEMENT") is made and entered into and given as of this ___ day of March, 2003, by, between and among, BECOR COMMUNICATIONS, INC., a Delaware corporation ("BCI"), on the one hand, and the undersigned shareholder ("SHAREHOLDER") of ENHANCE LIFESCIENCES, INC., a Delaware corporation ("ELSI"), on the other hand, with respect to the following;

                                 R E C I T A L S

      A. BCI and ELSI have entered into an acquisition agreement (the "ACQUISITION AGREEMENT") which sets forth terms and conditions for the acquisition by BCI of all of the outstanding common shares of ELSI (the "ELSI Shares") in exchange for a total of 14,516,000 newly issued shares of BCI common stock (the "BCI Shares"). All capitalized terms appearing in this AGREEMENT which are not otherwise defined herein shall have the meanings given them in the ACQUISITION AGREEMENT.

      B. As a condition to the Closing of the Acquisition, the ACQUISITION AGREEMENT requires that each of the shareholders of ELSI execute a Purchase and Sale Agreement in the form of this AGREEMENT, signifying such shareholder's agreement to subscribe for and receive BCI Shares in exchange for all of the ELSI Shares owned by such shareholder.

      C. The SHAREHOLDER is a shareholder of ELSI who owns that number of ELSI Shares which is set forth on the signature page of this AGREEMENT. The SHAREHOLDER and BCI mutually desire to enter into this AGREEMENT for the purposes contemplated by the ACQUISITION AGREEMENT.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:


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      1. SALE AND PURCHASE OF ELSI SHARES. On the terms and subject to the conditions set forth herein and in the ACQUISITION AGREEMENT, the SHAREHOLDER hereby agrees to sell to BCI, and BCI agrees to purchase from the SHAREHOLDER, all of the ELSI Shares owned by the SHAREHOLDER.

      2. PURCHASE AND SALE OF BCI SHARES. On the terms and subject to the conditions set forth herein and in the ACQUISITION AGREEMENT, the SHAREHOLDER hereby agrees to purchase from BCI, and BCI agrees to sell to the SHAREHOLDER, that number of the BCI Shares which is determined as follows:

            2.1 Calculation of Exchange Ratio. The number of BCI Shares to be issued to each of the ELSI Shareholders for their respective ELSI Shares shall be calculated in accordance with the formula in Section 2.2, using an exchange ratio of 0.7258 (the "Exchange Ratio"). The Exchange Ratio was derived by dividing the total number of BCI Shares to be issued (14,516,000) by the total number of ELSI Shares to be delivered to BCI (20,000,000). In so doing, BCI shall round the result to the nearest whole number (subject to other reasonable adjustments needed to maintain the total number of BCI Shares to be issued is 14,516,000). No fractional shares of BCI common stock shall be issued in connection with the Acquisition.

            2.2 As part of the consideration for the ACQUISITION AGREEMENT and this AGREEMENT, SHAREHOLDER shall execute the attached Irrevocable Limited Proxy ("PROXY"), attached as Exhibit "A", and return it to BCI with the executed copy of this AGREEMENT. If, for any reason SHAREHOLDER fails to sign and deliver the PROXY, but does sign, return and or deliver this AGREEMENT to BCI, then BCI shall be entitled to use a signed copy of this AGREEMENT as irrevocable approval and authority to vote the SHAREHOLDER's shares in accordance with the terms and provisions of the PROXY.

            2.3 SHAREHOLDER acknowledges and understands that SHAREHOLDER's rights are subject to terms and conditions contained in the ACQUISITION AGREEMENT and related documents.

      3. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. Unless the context otherwise requires, all references in this section to BCI Shares shall mean those BCI Shares which are being purchased by the SHAREHOLDER pursuant to this AGREEMENT. The SHAREHOLDER hereby represents and warrants to BCI that:

      4.1 Investment Intent. The SHAREHOLDER is acquiring the BCI Shares solely for the SHAREHOLDER's own account for investment purposes, and not with a view to, or for offer or sale in connection with, any distribution of the BCI Shares in violation of the Securities Act.

      4.2 Access to Information. The SHAREHOLDER acknowledges that he/she/it has received a copy of the ACQUISITION AGREEMENT, and a copy of BCI's annual report on Form 10-KSB for the year ended May 31, 2002 (the "Form 10-KSB"), has reviewed


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them carefully and understands that the purchase of the BCI Shares is a high risk investment.

      4.3 Knowledge and Experience. SHAREHOLDER has knowledge and experience in financial and business matters such that the SHAREHOLDER is capable of evaluating the merits and risks of an investment in the BCI Shares.

      4.4 Suitability. The SHAREHOLDER has carefully considered and has, to the extent the SHAREHOLDER deems it necessary, discussed with the SHAREHOLDER's own professional legal, tax and financial advisers the suitability of an investment in the BCI Shares for the SHAREHOLDER's particular tax and financial situation, and the SHAREHOLDER has determined that the BCI Shares are a suitable investment for the SHAREHOLDER.

      4.5 Ability to Bear Risk of Loss. The SHAREHOLDER has no need for liquidity in its investment in the BCI Shares and is financially able to hold the BCI Shares subject to restrictions on transfer for an indefinite period of time. SHAREHOLDER is capable of bearing the economic risk of losing the entire amount of its investment.

      4.6 Private Offering. The offer of the BCI Shares was directly communicated to the SHAREHOLDER by ELSI and not by BCI or BCI representatives. At no time was the SHAREHOLDER solicited by BCI to purchase the BCI Shares or invest in BCI.

      4.7 Truth and Accuracy. All representations and warranties made by the SHAREHOLDER are true and accurate as of the date hereof and shall be true and accurate as of the date BCI issues the BCI Shares.

      4.8 Authority. If the SHAREHOLDER is an entity, the individual executing and delivering this AGREEMENT on behalf of the SHAREHOLDER has been duly authorized to execute and deliver this AGREEMENT on behalf of the SHAREHOLDER, the signature of such individual is binding upon the SHAREHOLDER, the SHAREHOLDER is duly organized and subsisting under the laws of the jurisdiction in which is was organized, and the SHAREHOLDER was not formed for the specific purpose of acquiring the BCI Shares.

      4.9 No Violation. The execution and delivery of this AGREEMENT and the consummation of the transactions or performance of the obligations contemplated by this AGREEMENT do not and will not violate any term of the SHAREHOLDER's organizational documents, if applicable, and will not result in a breach or default under any statute or agreement to which the SHAREHOLDER is bound.

      4.10 Reliance on Own Advisers. In connection with the SHAREHOLDER's investment in the BCI Shares, the SHAREHOLDER has not relied upon BCI or its advisers for legal or tax advice, and has, if desired, in all cases sought the advice of the SHAREHOLDER's own legal counsel and tax advisers.


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      4.12 Restrictions on Transfer. SHAREHOLDER understands that the offer and sale of the BCI Shares to the SHAREHOLDER has not been registered or qualified under the Securities Act, any State Laws, or any laws of jurisdictions outside of the United States. SHAREHOLDER may not offer, sell or otherwise transfer the BCI Shares, or any interest in the BCI Shares, and understands that BCI shall be required to refuse to register any such transfer, unless made (i) pursuant to registration under the Securities Act, or (ii) pursuant to an available exemption from registration. SHAREHOLDER understands that BCI may require the SHAREHOLDER to furnish an opinion of U.S. counsel reasonably satisfactory to BCI that the requirements of the preceding sentence have been satisfied.

      4.13 Restrictive Legend. The following restrictive legend will be placed on the certificate representing the BCI Shares:

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("STATE LAWS") OR ANY SECURITIES LAWS OF JURISDICTIONS OUTSIDE OF THE UNITED STATES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT COVERING THE SECURITIES, OR (2) UPON DELIVERY TO THE ISSUER OF AN OPINION OF U.S. COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT REGISTRATION PURSUANT TO AN EXEMPTION FROM THE REGISTRATION WHICH IS IN COMPLIANCE WITH THE SECURITIES ACT.

      4.14 No Registration Rights. BCI is under no obligation and has no intention of registering any of the BCI Shares held by SHAREHOLDER for resale and SHAREHOLDER has no rights to force BCI to cause any such registration.

      5. BCI'S REPRESENTATIONS AND WARRANTIES. BCI hereby represents and warrants to the SHAREHOLDER that the individual executing and delivering this AGREEMENT on behalf of BCI has been duly authorized to execute and deliver this AGREEMENT on behalf of BCI, the signature of such individual is binding upon BCI, and BCI is duly organized and subsisting under the laws of the jurisdiction in which it was organized.

      6. RELIANCE. The SHAREHOLDER acknowledges and understands that BCI and its officers, directors, employees, representatives and agents may, and will, rely on the accuracy of the SHAREHOLDER's representations and warranties in this AGREEMENT to establish compliance with applicable securities laws. The SHAREHOLDER agrees to indemnify and hold harmless all such parties against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance on such representations and warranties.


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      7. MISCELLANEOUS.

      7.1 Survival. The representations and warranties made in this AGREEMENT shall survive the closing of the transactions contemplated by this AGREEMENT.

      7.2 Assignment. This AGREEMENT is not transferable or assignable.

      7.3 Execution and Delivery of AGREEMENT. BCI shall be entitled to rely on delivery by facsimile transmission of an executed copy of this AGREEMENT, and acceptance by BCI of such facsimile copy shall create a valid and binding agreement between the SHAREHOLDER and BCI.

      7.4 Severability. The invalidity or un-enforceability of any particular provision of this AGREEMENT shall not affect or limit the validity or enforceability of the remaining provisions of this AGREEMENT.

      7.5 Entire Agreement. This AGREEMENT constitutes the entire agreement and understanding between the parties with respect to the subject matters herein and supersedes and replaces any prior agreements and understandings, whether oral or written, between them with respect to such matters.

      7.6 Waiver and Amendment. Except as otherwise provided herein, the provisions of this AGREEMENT may be waived, altered, amended or repealed, in whole or in part, only upon the mutual written agreement of the SHAREHOLDER and BCI.

      7.7 Counterparts. This AGREEMENT may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

      7.8 Governing Law; Jurisdiction and Venue. This AGREEMENT is governed by and shall be construed in accordance with the internal laws of the State of California without reference to its rules as to conflicts of law and each party irrevocably submits to the exclusive jurisdiction of the United States District Court for the Central District of California, for the purposes of any proceeding arising out of or relating to this AGREEMENT, any other transaction contemplated hereby or thereby, provided, however, that in the event the United States District Court refuses to accept jurisdiction over the dispute, then the matter shall be submitted to the exclusive jurisdiction of the Superior Court in and for the County of Los Angeles, State of California, and it related courts. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any proceeding.


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      IN WITNESS WHEREOF, the parties hereto have duly executed this AGREEMENT as of the date first above mentioned.

"BCI":

BECOR COMMUNICATIONS, INC., a Delaware Corporation


By:
   --------------------------------------------------
   Buddy Young, President and Chief Executive Officer


"SHAREHOLDER":

      Stegram Pharmaceuticals Limited
      Name of the SHAREHOLDER


By: George Margetts
   --------------------------------------------------
   Name and Title of Authorized Signatory

By:
   --------------------------------------------------
   Signature of Authorized Signatory

72,580
Number of BCI Shares to be delivered to SHAREHOLDER

SHAREHOLDER's street address:

44 Broomfield Drive
Billingshurst
Sussex RH14 9TN